Exhibit 99.1




This Statement on Form 4 is filed by Dolphin Offshore Partners, L.P., Peter E. Salas, Dolphin Management Inc., Dolphin Advisors, LLC and Dolphin Direct Equity Partners, L.P. Each of the Reporting Persons has a principal business address at c/o Dolphin Asset Management Corp., 129 East 17th Street, New York, New York 10003

The Name of the Designated Filer hereof is: Dolphin Offshore Partners, L.P.
The Date of Event requiring statement hereof is: August 24, 2006
The Issuer Name and Ticker or Trading Symbol is: Boston Restaurant Associates, Inc. (BRAI)
See the Power of Attorney Exhibit 24.1 attached here.

Dated: August 18, 2006                  /s/ Peter E. Salas
                                        ----------------------------------------
                                        PETER E. SALAS

                                        DOLPHIN MANAGEMENT INC.

Dated: August 18, 2006                  By:  /s/ Peter E. Salas
                                             -----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President

                                        DOLPHIN OFFSHORE PARTNERS, L.P.

                                        By:  Dolphin Management Inc.
                                        Its: Managing Partner

Dated: August 18, 2006                  By:  /s/ Peter E. Salas
                                             -----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President

                                        DOLPHIN ADVISORS, LLC

                                        By:  Dolphin Management Inc.
                                        Its: Managing Member

Dated: August 18, 2006                  By:  /s/ Peter E. Salas
                                             -----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President

                                        DOLPHIN DIRECT EQUITY PARTNERS, LP

                                        By:  Dolphin Advisors, LLC
                                        Its: Managing Partner

                                        By:  Dolphin Management Inc.
                                        Its: Managing Member

Dated: August 18, 2006                  By:  /s/ Peter E. Salas
                                             -----------------------------------
                                        Name:  Peter E. Salas
                                        Its:   President